Corporate Presentation Non-Viral Genetic Medicine

Disclaimers Cautionary Statement Regarding Forward-Looking Statements This Presentation contains certain forward-looking statements within the meaning of the federal securities laws and "forward-looking information" within the meaning of Canadian securities laws (collectively, "forward-looking statements").  Forward-looking statements may be identified by the use of the words such as “forecast”, “intend”, “develop”, “expect”, “anticipate”, “become”, “believe”, “continue”, “could”, “estimate”, “goal”, “intends”, “may”, “might”, “plan”, “possible”, “project”, “should”, “strategy”, “future”, “potential”, “opportunity”, “target”, “term”, “will”, “would”, “will be” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters.  These forward-looking statements include, but are not limited to, statements regarding detalimogene’s potential efficacy, durability, safety, tolerability and ease of use profile, our current views and market research on the non-muscle invasive bladder cancer market, the depth, breadth and quality of our market research, our conclusions, implications or take-aways from the results of our market research, estimates, projections or forecasts of payer coverage of therapies, projected revenues for detalimogene at pricing parity with new therapies, the size of the addressable BCG unresponsive population, our expectations regarding the frequency or manner in which healthcare providers may use detalimogene, potential growth of the potential patient population, sequencing of products the development of detalimogene, the potential benefits of detalimogene, plans regarding regulatory interactions and potential biologics license application (“BLA”) submission for detalimogene, plans regarding updates on the LEGEND study, including clinical data and engagement with the FDA, the development of detalimogene, projections of market opportunity and market share, and the anticipated market acceptance of detalimogene, if approved, the potential benefits of combining a surfactant bladder wash with detalimogene, including the potential for increased efficacy and durability, estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, the anticipated market acceptance of detalimogene, expectations and timing related to regulatory submissions and commercial product launches and the prospects for regulatory approval of detalimogene.  These forward-looking statements are based on various estimates and assumptions, whether or not identified in this presentation, and on the current expectations of the management of enGene Therapeutics Inc. ("enGene"), are not predictions of actual performance, and are subject to risks and uncertainties.  Such statements are subject to numerous important factors, risks and uncertainties, many of which are beyond enGene's control, that may cause actual events or results to differ materially from enGene's current expectations. For example, there can be no guarantee that detalimogene will successfully complete necessary clinical development phases, including achieving positive results in the pivotal cohort of the LEGEND study, or that those results or any feedback from regulatory authorities will ultimately lead to a BLA submission for, and the approval of, detalimogene. Management's expectations and, therefore, any forward-looking statements in this presentation could also be affected by risks, uncertainties and assumptions relating to a number of other factors, which could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the inability of preliminary clinical data to predict the final results of the trial; changes in the results from enGene’s clinical trials, including due to new data collected from the ongoing LEGEND study or future studies, subsequent analysis of existing data, and audit and verification procedures; the content and timing of decisions made by the FDA and other regulatory authorities; the Company’s ability to recruit and retain qualified scientific and management personnel, establish clinical trial sites and enroll patients in its clinical trials, execute on the Company’s clinical development plans, and secure regulatory approval on anticipated timelines; and other risks and uncertainties detailed in filings with Canadian securities regulators on SEDAR+ and with the U.S. Securities and Exchange Commission (“SEC”) on EDGAR, including those described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2025 (copies of which may be obtained at www.sedarplus.ca or www.sec.gov). You should carefully consider the risks and uncertainties described in the “Risk Factors” section of such Annual Report, as well as other documents if and when filed by enGene from time to time with the SEC and Canadian securities regulators.  If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements.  There may be additional risks that enGene does not presently know or that enGene currently believes are immaterial that could also cause actual events and results to differ.  In addition, forward-looking statements reflect enGene’s expectations, plans, or forecasts of future events and views as of the date of this presentation.  enGene anticipates that subsequent events and developments will cause enGene’s assessments to change.  While enGene may elect to update these forward-looking statements at some point in the future, enGene specifically disclaims any obligation to do so, unless required by applicable law.  These forward-looking statements should not be relied upon as representing enGene’s assessments as of any date subsequent to the date of this presentation.  Accordingly, undue reliance should not be placed upon the forward-looking statements contained herein. Intellectual Property This Presentation contains trademarks, service marks, trade names, copyrights, and products of enGene and other companies, which are the property of their respective owners.  The use or display of third parties’ trademarks, service marks, trade names, copyrights, or products in this Presentation is not intended to, and does not, imply a relationship with enGene, or an endorsement of or sponsorship by enGene.  Solely for convenience, the trademarks, service marks, and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that enGene will not assert, to the fullest extent permitted under applicable law, its rights or the rights of the applicable licensor in such trademarks, service marks and trade names. Industry and Market Data This Presentation relies on and refers to certain information and statistics based on estimates by enGene’s management and/or obtained from third party sources which enGene believes to be reliable.  enGene has not independently verified the accuracy or completeness of any such third party information, which involves elements of subjective judgment and analysis that may or may not prove to be accurate.  None enGene, or its affiliates or any third parties that provide information to enGene or its affiliates, such as market research firms, guarantees the accuracy, completeness, timeliness, or availability of any information.  Neither enGene nor its affiliates nor any third parties that provide information to enGene and its affiliates, such as market research firms, is responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content.  enGene may have supplemented such information where necessary, taking into account publicly available information about other industry participants and enGene management’s best view as to information that is not publicly available.  Neither enGene nor its affiliates give any express or implied warranties with respect to the information included herein, including, but not limited to, any warranties regarding its accuracy or of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Lead Program (detalimogene voraplasmid) The lead program described herein is an investigational drug therapy that has not been subject to testing designed to demonstrate that the therapy is effective in humans or to provide a basis to predict in advance whether an adequate level of efficacy in humans will be demonstrated in further testing. Although the FDA has indicated that the Phase 2 portion of the current LEGEND study may potentially support BLA approval, that outcome will depend entirely on the final results of Phase 2 clinical testing. Corporate Presentation November 2026

Detalimogene: First & Only NMIBC Non-Viral Investigational Gene Therapy

Compelling Clinical Profile*

- **56% CR at any time** (primary endpoint) within the range observed from approved products
- **Durability trending** toward range of approved products
- **Lowest rates of discontinuations** or dose interruptions due to treatment related adverse events**

Unique Non-Viral Offering

- **More treatment options are** expected to increase sequencing which will **expand treatable population**
- Detalimogene non-viral approach provides **a unique MOA** for when doctors sequence therapies
- Low treatment burden for patients

Unlocking Community Practices

- **Simple storage and handling** designed to support broad community adoption
- Provides opportunity to **redefine community care**
- **75% of the patients** are in community practices

Enhancement with Surfactant

- **Potential future opportunity to improve CR any time and durability** with surfactant bladder rinse
- **Potential to decrease dwell of detalimogene** from 60-minutes to 30-minutes with surfactant

4Q 2026 Initiate BLA Filing; 2027 Potential BLA Approval; Detalimogene + Surfactant Data Mid 2027

*Reflective of data as available in the database as of 29 October 2026. Data Collection and Cleaning is ongoing and is subject to change.
**Compared to approved products USPI which references dose discontinuations and interruptions due to adverse reactions. Differences in compounds and trial designs require data comparisons to be interpreted with caution
TRAEs = treatment-related adverse events, CR = complete response, NMIBC = non-muscle-invasive bladder cancer, BLA = biologics license applications, PI = product information, CDRP = Chemistry, Manufacturing, and Controls Development and Readiness Pilot, DOR = duration of response.

Corporate Presentation November 2026

enGene

3

DDX Platform: Unique Non-Viral Gene Therapy Without the Headaches First Plasmid Gene Therapy in Development Large Genetic Cargo Redosable Low Cost of Goods/ No Specialized Handling Corporate Presentation November 2026 Detalimogene

Non-Muscle Invasive Bladder Cancer

Non-Muscle Invasive Represents 75%-80% of Bladder Cancer Diagnoses

US Prevalent Bladder Cancer



~740,000
US Incident Bladder Cancer
~90,000/year
Incident NMIBC
~72,000/year
Incident HR NMIBC
~22,000/year

High-Risk NMIBC Patient Segmentation

- *CIS +/- papillary tumors*
- *Papillary tumors only*



Carcinoma in Situ (CIS)
Papillary (Ta)
Papillary (T1)

NMIBC = non-muscle invasive bladder cancer, HR = High-risk.
Sources: SEER database; Knowles et al., Nat Rev Cancer 15, 25–41 (2015); Isharwal and Konety, Indian Journal of Urology, 2015; TNM Classification, 8th Edition; Tan et al., Eur Urol Oncol (2022): https://doi.org/10.1016/j.euo.2022.05.005, Nielson et al. Cancer. 2013 Oct 10;120(1):86–95. doi: 10.1002/cncr.28397, and Company estimates.

Corporate Presentation November 2026
enGene
6

High-Risk NMIBC is a Slowly Progressing Disease but Highly Recurrent

20% of NMIBC Patients Progress to Muscle Invasive Bladder Cancer (MIBC) Over 10 Years



HR NMIBC Diagnosis
BCG
Standard of care, chronic supply shortage
Poor long-term tolerability
50%: 2-year recurrence
New Therapies
IVI Chemo
Used as BCG backstop
Poor efficacy
Radical Cystectomy
6-15% mortality rate
High morbidity
Decreased QoL (e.g., stoma bag, sexual dysfunction)

Treatment paradigm diagram is not comprehensive and acts only as an illustration.

Additional Sources: Schneider, Bryan J., et al. J Clin Onc 39.36 (2021): 4073-4126; Merck Press Release (https://www.merck.com/stories/facing-a-global-shortage-merck-commits-to-meeting-patient-demand/); https://www.auanet.org/about-us/bcg-shortage-info; product USPI, Korkes et al. Urol Int (2023) 107 (1): 96–104; Stitzenberg et al. J Clin Onc, 33.5 (2015): 455-464.2015; Djaladat et al. World J Uro, 35 (2017): 907-911, Gore et al., J Urol (2025); 213(5S2):e3.

Corporate Presentation November 2026

enGene

7

~75% of BCG-Unresponsive NMIBC Treated in Community Urology Practices



29%
Health System / Hospital-Owned Practice
47%
Private Practice
24%
Academic Medical Center-Owned Practice

Share of High Risk BCG-Unresponsive NMIBC Patients by Practice Setting

Community Practices

- Operations may be strained due to **high patient volume, staff shortages**, and **equipment limitations**
- Community urologists manage higher patient volumes on average compared to academic
- Increasingly owned by private equity



Community Practices

Sources: Quantitative Market Research (2,390 patient claims). "The State of the Urology Workforce and Practice in the United States, 2024" American Urological Association Education and Research, Inc, McKinsey & Company "Assessing the Lingering Impact of COVID-19 on the Nursing Workforce" 2024, Hyman et al., J of Urol 2025 April 213(5S) Supplement e288, Kopechek et al. Urol Pract 2025 Jul;12(4):380-390, enGene internal estimate.

Corporate Presentation November 2026

enGene

8

Community Urologists Balance a Range of Needs in Selecting Treatments

Community Urologist Treatment Considerations: Tolerability, Efficacy & Ease of Use



Tolerability
12-month CR Rate
12-month DOR Rate
Lack of Freezer Storage & Thaw Time Requirements
Cost of Treatment/Coverage
Ease of Administration
Any time CR Rate
0%
20%
40%
60%
80%
100%
% of Respondents that Listed in Top 5 (of 10 options)



Private Practice
47%
Academic Medical Center-Owned Practice
24%
29%
Health System / Hospital-Owned Practice

75% of BCG-UR NMIBC Patients in the Community

Sources: Quantitative Market Research (2,390 patient claims), "The State of the Urology Workforce and Practice in the United States, 2024" American Urological Association Education and Research, Inc. Raymond James & Associates "Community Urologist Survey (n=25) Supportive of enGene's Strategy" October 2025, Company estimates.

Corporate Presentation November 2026

enGene

9

~40% of Patients Are in Practices that Consider the Balance Between Efficacy, Safety, Available Resources and Practice Economics

	Urology Segment	NMIBC Patients
Private Practices	**Resource-Limited Practices** Acquisition cost and logistical burden are gating	19% (~3,800)
Private Practices	**Workflow-Constrained Practices** Logistical burden is gating	11% (~2,200)
Private Practices	**Economics-Focused Practices** Net cost recovery drives treatment selection	11% (~2,200)
Private Practices	**Clinical Excellence Practices** Prioritize efficacy and safety	6% (~1,200)
	Health System / Hospital Prioritize efficacy and safety	29% (~5,800)
	Academic Medical Center Prioritize efficacy and safety	24% (~4,800)

75% of High-Risk BCG-Unresponsive NMIBC Patients are Treated in Community Urology Practices

Note: Assumes ~20,000 addressable NMIBC BCG-unresponsive patients. Resource-Limited, Workflow-Constrained, Economics-Focused, and Clinical-Excellence all represent urology private practice.
Source: enGene market research (third party claims analysis of real-world data of >2,000 patient claims).

Corporate Presentation November 2026
enGene
10

Detalimogene Voraplasmid

Detalimogene: Designed for Bladder-Localized Immune Activation

Synergistic Stimulation of Specific Innate and Adaptive Immune Responses


Detalimogene Voraplasmid
Plasmid nanoparticle


VA1 (RIG-I agonist dsRNA)
IL-12
eRNA11a
(RIG-I agonist dsRNA)


Detalimogene

- Detalimogene **delivers plasmid DNA** encoding 3 genes that activate the RIG-I pathway and drive expression of IL-12
- RIG-I activation **triggers innate immune signaling** and recruitment of antitumor NK and T cells
- Localized IL-12 expression drives Th1 polarization of tumor-infiltrating –cells, antitumor cytokine production, and **immune memory formation**

1. Gao J, et al, inventors; enGene, Inc., assignee. US patent WO 2013/138930 A1. September 26, 2013. 2. Joshi S, et al. Presented at: 2025 ASCO GU Cancers Symposium; February 13-15, 2025; San Francisco, CA. Abstract TPS886. 3. Narayan VM, et al. Poster presented at: 2025 ASCO GU Cancers Symposium; February 13-15, 2025; San Francisco, CA. Abstract 826. 4. Taylor J, et al. Presented at: 2025 ASCO GU Cancers Symposium; February 13-15, 2025; San Francisco, CA. Abstract 802. 5. Steinberg JD, et al. Presented at: 2023 SUO; November 28-December 1, 2023; Washington, DC. Abstract 112

Corporate Presentation November 2026
enGene
12

Industrial-Scale Manufacturing With Ease of Handling and Low COGS Note: CDRP = Chemistry, Manufacturing and Controls Development and Readiness Pilot. enGene is one of nine companies awarded CDRP per year. Plasmid DNA Proprietary DDX sugar polymer PEG-PLE Easy to Store and Transport Long storage time: Freezer for years Fridge for months No special delivery, biosafety or PPE requirements Low Supply Shortage Risk FDA validation batches completed Established at-scale manufacturing Selected for FDA CDRP Program Readily Available Low-Cost Components Corporate Presentation November 2026

Designed to Streamline Experience for Patients and Urology Practices Designed to be Simpler to Use than BCG for Both Patients and Practices Patients Practice Fewer doses per 12-week cycle than BCG induction No urine bleaching or close contact precautions with loved ones Storage at 2-8°C* Administered by nurses or medical assistants in exam rooms No decontamination or HCP exposure precautions Detalimogene *Subject to confirmation from the FDA. Minimal office time with no thaw or pre-wash steps and shorter dwell than BCG Corporate Presentation November 2026

Detalimogene is a Potential Low Burden & Convenient Option for Patients

	Treatment Time
Detalimogene	60 minutes IVI treatment dwell
Keytruda	30min IV infusion
Adstiladrin	Anticholineric treatment → 25min to 5hr vial thaw → 60min IVI treatment dwell → 48hr urine bleaching
Anktiva + BCG	120min IVI treatment dwell → 6hr urine bleaching
Inlexzo	Cystoscope device removal → Device insertion → Urine contact precautions
Cretostimogene	1 or 4 steps of bladder washes → 60min IVI treatment dwell → 7 days urine bleaching

Approved Therapies: Keytruda, Adstiladrin, Anktiva + BCG, Inlexzo, Cretostimogene

Dosing Schedule (First 3 Months)



Source: Derived from product SOPIs and clinical trial publications. Not based on head-to-head or comparator studies, Cretostimogene Grenadenorepvec in Urology Practice Workflows (SUNA Urology Alliance, accessed Oct 27, 2026)
IVI = Intravesical.

Corporate Presentation November 2026
enGene
15

Developed for Logistical and Post-Treatment Protocol Simplicity Non-Viral Gene Therapy Viral Gene Therapy Chemo-Device Combination BCG-Cytokine Combo Therapy Checkpoint Inhibitor No Complex Shipping & Storage      Short Administration/Procedure      No Viral/Bacterium Decontamination or HCP Exposure Precautions      No Post-Treatment Patient Precautions      No Requirement for Specially Qualified Staff and/or Facility      Sources: Adstiladrin USPI, Inlexzo USPI, BCG USPI, Keytruda USPI, CG Oncology Corporate Presentation accessed November 5 2025, Raymond James & Associates “Community Urologist Survey Supportive of enGene’s Strategy” October 2025 Corporate Presentation November 2026

Multiple LEGEND Cohorts Maximize Detalimogene's Potential

Cohort / NMIBC Indication	Pre-Clinical	Phase 1	Pivotal	Status
Pivotal Cohort 1: BCG-Unresponsive /w CIS				Enrollment Complete
Surfactant Bladder Rinse Cohort: BCG-Unresponsive NMIBC CIS				**First Patients Enrolled** 6-month Data: Mid-2027
Cohort 2a: BCG-Naïve /w CIS*				Enrollment Complete N=30
Cohort 2b: BCG-Exposed /w CIS*				N=46
Cohort 3: BCG-Unresponsive /w Papillary Only*				N=47

Completed
Active

Comprehensive IP Portfolio Through at Least 2040

*These additional non-pivotal cohorts of the LEGEND study provide further opportunity to demonstrate the potential use of detalimogene in clinical settings with unmet need.
Progress as of October 24, 2025. All cohorts are currently in Phase 2 clinical trials. All NMIBC cohorts refer to high-risk NMIBC unless otherwise specified
Expected data update, timelines, enrollment targets, and anticipated milestones reflect enGene management's current estimate and are subject to change

Corporate Presentation November 2026
enGene
17

Detalimogene Without Surfactant Pivotal Cohort 1

Pivotal Cohort Study Target Enrollment Achieved Patients: BCG-Unresponsive High-risk NMIBC with CIS Design: Global, single-arm, open label N = 125 (fully enrolled) Dosing1: Year 1: 0.8mg/mL in 50mL IVI at weeks 1,2,5,6 Q3M Year 2-3 (Maintenance): 0.8mg/mL IVI at weeks 1,2 Q3M Primary Endpoint: Any time CR rate Statistical Analysis Plan (SAP): Ongoing discussion with FDA on potential label population 1: IVI = Intravesical. LEGEND allows patients from any cohort who are in complete response at 12 months to continue receiving detalimogene on a dose-reduced maintenance schedule throughout their second year of treatment. At the end of year two, patients may optionally elect to remain on maintenance therapy for another year, for a total of three years of therapy. Corporate Presentation November 2026 Key Secondary Endpoint: Duration of Response

LEGEND Pivotal Cohort 1: Baseline Demographics and Disease Characteristics Corporate Presentation November 2026 Characteristics Pivotal Cohort 1 (N=125) Age, years Median (Range) 71.0 (35.0-90.0) Sex, n (%) Female 24 (19%) Male 101 (81%) Race n (%) White 114 (91%) Asian 4 (3%) Black or African American 2 (2%) Not Reported 5 (4%) ECOG PS, n (%) 0 119 (95%) 1 6 (5%) Characteristics Pivotal Cohort 1 (N=125) Tumor stage, n, % CIS with Ta/T1 disease 50 (40%) CIS only 75 (60%) Reason for no cystectomy, % Ineligible 9 (7%) Declined 116 (93%) Prior BCG doses, n Median (Range) 12 (6-50) Patients with prior therapy other than BCG: Total 32 (26%) Intravesical chemotherapy* 22 (18%) Systemic immunotherapy 8 (6%) Viral gene therapy 5 (4%) Other 4 (3%) Prior NMIBC recurrence(s) Median (Range) 2 (1-11) Note: BCG, bacillus Calmette-Guérin; CIS, carcinoma in situ; ECOG PS, Eastern Cooperative Oncology Group Performance Score; NMIBC, non-muscle invasive bladder cancer. *Single administration of cytotoxic agents (e.g. Mytomicin C, gemcitabine, doxorubicin or epirubicin) immediately following a TURBT are not included in this % Data as of 29 October 2026. Data collection and cleaning is ongoing.

Detalimogene Without Surfactant Primary Endpoint: CR at Any Time

Primary Endpoint in Range of Approved Products


100%
80%
60%
40%
20%
0%
Overall CR Rate, %
Any Time Complete Response*
56%
N=120

Endpoint	Data Analysis	CR Rate, % (95% CI)
Complete Response at Any Time	Oct 2026 (n=120)	56% (CI: 47%, 65%)
	Apr 2026 (n=124)	54% (CI: 45%, 63%)

- **91%** of CRs occurred at first assessment[&]
- **100%** of responders were free from progression to ≥T2 disease in the bladder
- **97%** of EE patients were free from progression to ≥T2 disease^
- **96%** of responders remain free from cystectomy
- **86%** of EE patients remain free from cystectomy

Median follow-up of all EE Population patients was 7.5 months (range, 1.9-33.8 months). Median follow-up of responders was 12.0 months (range, 3.7-33.8 months).
*Patients who discontinued without any disease evaluation or who discontinued after a CR are excluded from subsequent landmark response analysis.
[&]One patient was censored for Cycle 1, therefore N=66
^One additional progression was noted but not documented in the database as of the datacut date.
CR=complete response defined as negative cystoscopy and negative urine cytology, or positive cystoscopy/cytology with negative bladder biopsy. CI: 95% Confidence Interval; KM = Kaplan-Meier, EE = efficacy evaluable.
Data as of 29 October 2026. Data collection and cleaning is ongoing.

Corporate Presentation November 2026
enGene
21

Key Secondary Endpoint: Kaplan-Meier Estimated Duration of Response

Durability Trending Toward Approved Products, Assessments Ongoing



100%
80%
60%
40%
20%
0%
DOR ≥ 12 months, %
Duration of Response
≥ 12 months* (KM)
43%
(CI: 30%, 55%)
Responders

Data Analysis	DOR ≥ 12 months	Median Duration
Oct 2026	43% (KM est)	10.1 months (7.5 to NE)
Apr 2026	25% (KM est)	8.6 months

- **100%** of patients who entered maintenance and have been assessed for durability have recorded durable responses*
- **9 patients** are pending the DOR ≥ 12 months assessment
  - 8 were in CR at 48-week with 1 pending 48-week
- Maximum potential DOR ≥ 12 months is 40% (CI: 28%, 53%)

*For durability assessments, 1 year is defined as 358 to 365+ days. Nine patients are pending their response assessment. Patients are censored if have not yet had an assessment within 7 days of day 365 or beyond, or at the start of new anticancer therapy, Patients censored at start of new treatment will never be able to reach durability which leads to an overestimate in the KM model.
Deta = detalimogene; CR=complete response defined as negative cystoscopy and negative urine cytology, or positive cystoscopy/cytology with negative bladder biopsy. CI: 95% Confidence Interval; KM = Kaplan-Meier, NE = not estimatable.
Data is presented as available in the database as of 29October2026. Data Collection and Cleaning is ongoing and is subject to change.

Corporate Presentation November 2026
enGene
22

Additional Supportive Data: CR Landmark 12 months Endpoint Not Included in Approved Product Labels Corporate Presentation November 2026 Endpoint Oct 2026 Apr 2026 Complete Response at 12 months, % (95% CI) 24% CI: 16%, 33% (n=110) 13% CI: 7%, 22% (n=98) Median Follow Up of Responders (Months) 12.0 (range: 3.7, 33.8) 9.2 (range: 3.7, 25.8) 12 Month Complete Response Rate 24% ____ (CI: 16%, 33%) (1 pt pending) Median follow-up of all EE Population patients was 7.5 months (range, 1.9-33.8 months). Median follow-up of responders was 12.0 months (range, 3.7-33.8 months). *Patients are censored if they have not yet had a disease assessment, for cycles in which they had suboptimal dosing; and from subsequent analysis if they withdrew from treatment while censored or in CR. Deta = detalimogene; CR=complete response defined as negative cystoscopy and negative urine cytology, or positive cystoscopy/cytology with negative bladder biopsy. CI: 95% Confidence Interval; KM = Kaplan-Meier. Data is presented as available in the database as of 29October2026. Data Collection and Cleaning is ongoing and is subject to change.

Primary Endpoint 56% CR at Any Time; In Range of Approved Products

Product Label

	Detalimogene	**Keytruda**	**Adstiladrin**	**Anktiva + BCG**	**Inlexzo**	**Cretostimogene**
		Approved Products				
Drug Class	**Non-Viral Gene Therapy**	CPI	Viral Gene Therapy	Bacterial IO	Chemo-Device	Viral Gene Therapy
USPI Sample Size	**TBD**	N = 96	N = 98	N = 77	N = 83	TBD
Primary Endpoint CR Rate, Any Time %	**56%**	41%	51%	62%	82%	76%
Secondary Endpoint Duration ≥ 12-Months %	TBD	46%	46%	58%	51%	TBD

Data

	Detalimogene	**Keytruda**	**Adstiladrin**	**Anktiva + BCG**	**Inlexzo**	**Cretostimogene**
Study Sample Size	**N = 120**	N = 96	N = 103	N = 82	N = 85	N = 110
12-Month CR Rate % (n)	**24%**	19%	24%	45%	46%	46%

These data are presented for informational purposes and are not based on any head-to-head or comparator clinical studies. Cross-trial comparisons are inherently limited and may suggest misleading similarities or differences. Accordingly, no direct comparisons should be made.

*As of the LEGEND Study's data cut from the pivotal cohort (29 October 2026). Final LEGEND Cohort 1 population may include patients from pre- and post-protocol changes, as well as patients not included in this analysis.

1: CG AUA 2023 Presentation. 2: CG oncology BOND-003 Investor Call presentation, accessed May 1, 2025. 6m CR rate derived from internal calculation based on BOND-003 investor presentation. 3: Based on Inlexzo USPI. 4: Based on Keytruda USPI. 6m CR rates based on internal calculation from data available in Balar et al., Lancet Onc 2021 Jul;22(7):919-930; 5: Based on Adstiladrin USPI. 6m & 12m rates from Boorjian et al, Lancet Onc 2021 Jan;22(1):107-117 with N=103. 6: Based on Anktiva USPI. 6m rates from Chamie et al., NEJM 2023 Jan;2(1):EVIDoa2200167 with N=82. 7: Daneshmand et al., J of Clin Oncol 2025 Jul; 00:1-11.

Corporate Presentation November 2026

enGene

24

Detalimogene Demonstrated Favorable Safety and Tolerability Profile TRAEs were Generally Mild and Reversible, Consistent with Catheterization Low Dose Interruptions and Discontinuations 4% Dose Interruption (n=5) 1% Discontinuation (n=1) Corporate Presentation November 2026 Participants with events n, (%) Pivotal Cohort 1 (N=125) ≥ 1 Treatment-related adverse event 59% Most frequent TRAEs (≥10%) Fatigue Dysuria Pollakiuria Bladder spasm Micturition urgency Urinary tract infection 21% 16% 16% 13% 13% 10% Most TRAEs were localized, brief, low grade events Of those with TRAEs, percent that were Grade 1-2 93% Patients with Grade 3 TRAEs* 4% Patients with Serious TRAEs 2% Median Time for TRAE Resolution 6 days TRAE= treatment-related adverse event. *One patient had a Grade 3 treatment-related pyelonephritis that led to a dose interruption. No grade 3 TRAEs led to discontinuation. There were no Grade 4/5 TRAEs. Data as of 29 October 2026. Data collection and cleaning is ongoing.

Trending to Potential Best-in-Class Tolerability for Detalimogene Investigational Agents based on TRAEs*** Detalimogene n=125 Creto n = 112 Any Grade 59% 63% Serious 2% 1.8% Fatal 0 0 Dose Interruptions 4% Not reported Dose Discontinuations 1% 0 Source Oct 2026 Data Analysis* CG Investor Deck** Approved Products based on ADRs*** Keytruda n=148 Adstiladrin n=157 Anktiva + BCG n=88 Inlexzo n=85 66% Not disclosed Not disclosed 84% 28% 11% 16% 24% None noted None noted 1.1% 1.2% 22% 34% 34% 41% 11% 2% 7% 7% USPI USPI USPI USPI *Data Cutoff: October 29, 2026; Data collection and cleaning is ongoing. ** September 9, 2025 Investor Deck. *** TRAEs: Treatment-related Adverse Events; ADRs: Adverse Drug Reactions Corporate Presentation November 2026

Detalimogene With Surfactant Potential to Enhance Efficacy and Durability

Goal: Enhance Detalimogene Profile While Maintaining Differentiated Ease of Use, Tolerability, and Patient Experience Corporate Presentation November 2026 Design for Detalimogene without Surfactant Bladder Rinse Design for Detalimogene + Surfactant Bladder Rinse Simple logistics and administration Differentiated tolerability CR any time ≈ approved products Simple logistics and administration Differentiated tolerability Improve CR any time & durability ? ?

Surfactants Increase Transfection of Gene Therapies

Preclinical Evaluation Before and After Surfactant Incorporation

Cretostimogene[1]

Cretostimogene-like[2] virus: <5% transfection

Bladders



Harvested Bladder



Surfactant (DDM) + Cretostimogene-like virus:




>90% transfection

Adstiladrin[3]

Adstiladrin-like virus[4]: Negligible transfection



Surfactant (Syn3) + Adstiladrin-like virus:


Transfection Most
Urothelial Cells

1: Cretostimogene developed with a pre-wash surfactant, DDM, before administration of drug. 2: Ramesh et al. Molecular Therapy Vol. 10, No. 4, 2004. doi:10.1016/j.ymthe.2004.07.002, same serotype adenovirus as cretostimogene, different genetic payload; 3: Approved with a surfactant, Syn 3, mixed in with the viral vector. 4: Yamashita, et al. Cancer Gene Therapy (2002) 9, 687–691. doi:10.1038/sj.cgt.7700488, same serotype adenovirus as Adstiladrin, different genetic payload.

Corporate Presentation November 2026

enGene

29

Detalimogene + Surfactant: Broad, Deep Urothelial Nanoparticle Distribution Increased Gene Expression >10X and Improved Efficacy in Preclinical Murine Models Detalimogene Only Detalimogene + Surfactant Significant Efficacy Increase deta + surfactant >10× Increase IL-12 expression deta + surfactant Corporate Presentation November 2026 Deeper urothelial penetration allows the nanoparticles to access the intermediate and basal layers, which have significantly higher transfectability

IL-12 Expression Increases: >9X Magnitude and >50% Distribution Murine Model Findings Validated in Non-Human Primate Model Detalimogene Only Surfactant + Detalimogene Corporate Presentation November 2026 No Pretreatment Detalimogene 60m 5-min Pretreatment Detalimogene 15m Increase Mean hIL-12 expression (pg/mg of total protein) 0.294 2.725 9X Magnitude % of positive samples 29% (7/24) 81% (29/36) +52% Distribution

EG-70 (15’) EG-70 (60’) mIL-12 in Plasma pDNA in Plasma Corporate Presentation November 2026 Clinical Development of a Surfactant Bladder Rinse: 0.25% polidocanol Established Clinical and Safety Profile of Polidocanol: Clinical Use: 1-4% IV sclerosing agent for varicose veins, telangiectasias and hemorrhoids Consumer Use: Used in shampoos and other products at 1% Safety: NOAEL 10 mg/kg/day (13-week IV rat study); ≤1% is non-irritating in rabbit eye Polidocanol Surfactant: Commercially Available, No Systemic Exposure Preclinical Evaluation in Murine and Non-Human Primate Models Polidocanol in Plasma* *Polidocanol in non-human primate model was below limit of quantification (BLQ), the lower limit of quantification (LLOQ) of the assay is set to detect down to 3% of NOAEL

LEGEND Detalimogene + Polidocanol Surfactant Cohort First Patients Enrolled Study Design Target Population: Patients with BCG-unresponsive HR NMIBC with CIS +/- Papillary Enrollment: Up to 80 patients 1w 2w 3w 4w 5w 6w 7w 8w 9w 10w 11w 12w Corporate Presentation November 2026 50 mL bladder rinse (5 min) 50 mL detalimogene (30 min) Urine collection for IL-12 Single-catheterization 5 min bladder rinse with 50 mL of 0.25% polidocanol prior to detalimogene administration Intravesical dwell time for detalimogene reduced from 60 to 30 minutes 29 active enrolling sites; expanding to 35-40 sites across North America and Europe Cycle 2-4 x4

Future Market Dynamics

Eligible Patient Pool Exceeds the Annual BCG-Unresponsive Incidence

Patients will Sequence Therapies Creating a Compounding Effect on the Eligible Pool



Presents at Community
HR NMIBC Diagnosis
BCG
Non-Viral Gene Therapy
Chemotherapy/Other
Referral to Academic
Viral Gene Therapy
Checkpoint
Radical Cystectomy
Potential Future State

All interviewed urologists will sequence patients through 3-4L of therapy before radical cystectomy

89% patients would try anything to **avoid radical cystectomy**

Illustration of Patient Sequencing



Y0
Y1
Y2
2L
= 10,000 pts
~50%
Patients will need a new therapy by EOY
2L
3L
= 10,000 pts
+ 5,000 pts
~50%
~50%
2L
3L
4L
=10,000 pts
+ 5,000 pts
+ 2,500 pts
Patients who respond to 2L treatment in Y1 may fail in later years and require sequencing through therapies reflecting an additional potential +3,000 – 5,000 patients

Note: Interviews n=22 urologists. The rate of patients requiring a 3L/4L therapy could be anywhere from 75% - 35% depending on which therapy they receive and rate of radical cystectomy.
Source: enGene market research (interviews, surveys, and claims data), other NMIBC company estimates, Harris Poll NMIBC Patient Preference Survey (November 2025, n=200 patients).

Corporate Presentation November 2026

enGene

35

NCCN Guideline 2A Dictates Payer Coverage At New Price Point

Interviewed payers will cover therapies at parity assuming NCCN guideline category 2A



New Price Benchmark
$800
$600
$400
$200
$0
Annual WAC ($ USD)
2019
2020
2021
2022
2023
2024
2025
2026
Launch Year
KEYTRUDA®
(pembrolizumab) Injection 100 mg
ADSTILADRIN®
(nadofaragene firadenovec-vncg)
suspension, for intravesical use / 3 x 10[11] viral particles/mL
Anktiva®
(nogapendekin alfa inbakicept-pmln)
inlexzo™
gemcitabine intravesical system

$1 Billion Net Sales with ≈2,000 Patients at New Price Point

Note: WAC = wholesale acquisition cost. Keytruda®, Adstiladrin®, Anktiva®, Inlexzo® are trademarks of their respective owners. New price point assumes price of ~$650K-$700K/per patient per year. Assume gross-to-net discount of 21% and therefore a net price of $545,000 per year.
Source: enGene market research.

Corporate Presentation November 2026

enGene

36

Sizeable Future Market Opportunity for Detalimogene


Future Potential Total Addressable Market*of 120K+
180
150
120
90
60
30
0
40 - 75K
25 - 30K
50 - 80K
120K+
High Risk BCG-Unresponsive / Exposed
High Risk BCG-Naive
Intermediate Risk
Total Population

*Detalimogene pivotal study is for high-risk BCG-unresponsive NMIBC. Detalimogene has other cohorts in Phase 2 studies and may pursue additional indications such as intermediate risk in the future.
Sources: 2022 cancer prevalence proportions from the SEER 12 Areas and 1/1/2022 U.S. population estimates based on average of 2021 & 2022 from the U.S. Bureau of the Census, National Cancer Institute. (n.d.). SEER Program. Bladder cancer—Cancer Stat Facts. Retrieved August 11, 2025, from https://seer.cancer.gov/statfacts/html/urinb.html; Soria et el., Euro Urol Oncol 7 (6), 1497-1503 (2024); enGene Quantitative Market Research (2,390 patient claims and n=100 HCP survey), other company estimates.

Corporate Presentation November 2026
enGene
37

Segmentation and Value Pillars Inform Field Force Deployment

Account Characterization

14,600
Practicing Urologists

75%
treat bladder cancer

- Resource-Limited Practices
- Workflow-Constrained Practices
- Economics-Focused Practices
- Clinical Excellence Practices
- Health System / Hospital
- Academic Medical Center

11,000
Bladder Cancer Urologists

Value Pillars

01 Clinical value
Bladder-sparing, tolerable, differentiated non-viral profile

02 Practice value
Office-ready workflow with limited new infrastructure

03 Patient value
Supports sequencing and keeps patients in community care

04 Economic value
Favorable net cost recovery with flexible terms

Field Force

Field Force Planning: 40-60 Reps

40 Reps
~270 urologists / rep

60 Reps
~180 urologists / rep

Mapping out top accounts

Clinical value references data presented as available in the database as of 29October2026. Data Collection and Cleaning is ongoing and is subject to change.

Corporate Presentation November 2026
38

Experience Developing and Commercializing Highly Successful Medicines Ron Cooper Chief Executive Officer Chief Executive Officer, Albireo Pharma President, Europe, Bristol Myers Squibb Joan Connelly Chief Technology Officer Chief Technology Officer, Albireo Pharma SVP Technical Operations, Stemline Therapeutics Amy Pott Chief Global Commercialization Officer Head, Rare Disease & Ophthalmology, Global Commercial, Astellas Head, Internal Medicine & Oncology, Commercial, Shire Jill Buck Chief Development Officer Head, Clinical Development Operations, Rare Disease, Ipsen Albireo Pharma, Ziopharm Oncology, Synageva Biopharma Erik Goluboff, MD Chief Medical Officer SVP, Clinical Development, Tyra Biosciences Principal Medical Lead, Urologic Cancers, Genentech Matthew Boyd Chief Regulatory Officer VP, Head of Regulatory Affairs, Zambon USA VP, Regulatory Affairs, Albireo Pharma Constantine Chinoporos Interim Chief Business Officer Chief Operating / Business Officer, Applied Therapeutics Chief Business Officer, Albireo Pharma Corporate Presentation November 2026 Jason Duncan Chief Legal and Administrative Officer Chief Legal and Administraitve Officer, Neumora Chief Legal Officer and Head of Program Management, Albireo Pharma

Detalimogene: Next Gen NMIBC Treatment Designed for Community Use Large Total Addressable Market Differentiated Total Product Profile Lifecycle Management Near-Term Planned Catalysts NMIBC market forecasted to be >$20B Surfactant Bladder Rinse has Potential to Improve Efficacy, Duration of Response and Reduce Patient Burden BLA Initiation: Q4 2026 Potential Approval Decision & Platform Designation: 2027 Surfactant Cohort 6-month Data: Mid-2027 Demonstrated Clinical Activity, Favorable Safety, and a Streamlined Patient and Practice Experience $245.8M Cash Expect to Provide Operating Flexibility through Potential BLA Filing and Approval Corporate Presentation November 2026 Cash as of October 31, 2026. Sources: Transparency market research NMIBC Market Outlook 2034.

November 2026